Exhibit 10.1.39

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

CONTRACT#: L-30215-000

SERVICE ORDER

This Service Order is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) in accordance with the terms and conditions of that certain Master Services Agreement executed between Customer and SES dated the 17th day of August, 2012 (the “MSA”).

A.	Notice Information.

Customer:	SES:
1250 N Arlington Heights Rd Itasca, IL 60143 United States Attn: Mr. Anand Chari Facsimile: +1 630 647 1614 Telephone: +1 630 647 1414	Rooseveltplantsoen 4 2517 KR The Hague The Netherlands Attn: General Counsel Facsimile: +31 70 306 4101 Telephone: +31 70 306 4100

B.	Service Description.

The Service will initially comprise space segment only service on the NSS-703 Satellite (“Initial Service”) which is planned to be replaced with space segment only service on the SES-6 Satellite (“Final Service”). In this Service Order “Service” means in context the Initial Service or the Final Service.

Initial Service:

Satellite:	Orbital Location:	Orbital Tolerances:
[***]	[***]	[***]

[***].

Final Service:

Commencement of Final Service:

Customer acknowledges that the SES-6 Satellite has not been launched at the time of execution of this Service Order. Upon the successful launch and commencement of commercial operations of SES-6 and subject to the terms and conditions set forth under “Commencement Date for the Final Service” in Section D, SES shall provide Customer with the Final Service.

Commencement of the Final Service is at all times subject to SES’ nominal fleet deployment plan, which may be modified from time to time. SES reserves the right to provide Service on another satellite. Except as otherwise expressly set forth in this Service Order, SES does not assume any liability or obligation in the event the commencement of Service for any reason is delayed or modified or does not occur. Customer acknowledges and agrees that it shall not be entitled to seek specific performance to compel SES to cause any satellite (whether or not in orbit), including SES-6, to be constructed, launched or made commercially operational at any orbital location. Customer shall be solely responsible for any costs incurred by Customer that are associated with the Service transition described above.

For Service on the SES-6 Satellite, SES shall provide Customer with the satellite services in accordance with the Service Specifications set forth below (the “Final Service”).

Satellite:	Orbital Location:	Orbital Tolerances:
[***]	[***]	[***]

[***].

C.	Service Specifications.

Space Segment Capacity (Initial Service):

Band:	Connectivity:	MHz:	Service Transponder:
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Space Segment Capacity (Final Service):

Band:	Connectivity:	MHz:	Service Transponder:
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Service Transponder (Initial Service and Final Service):

Initial Transponder assignment, subject to change in accordance with the terms and conditions of the MSA. SES reserves the right to supply equivalent capacity on other transponders consistent with specifications listed herein at any time during the Service Term. If Service is provided from a fractional Transponder, then Service consists of a Transponder segment equivalent to the amount of bandwidth set forth in the table above and associated power proportional to the bandwidth.

D.	Service Terms: Fees.

Commencement Date Initial Service: 1 December 2012 *	End Date for Service: 30 November 2017

* - Following execution of this Service Order by both Parties, SES shall initiate preparations necessary for the Service to commence. Any delay relating to licensing and coordination may cause delays in the performance of SES’ tasks relating to the initiation of Service.

Commencement Date for the Final Service: Anticipated to be [***], provided that prior to that date the SES-6 Satellite has been successfully placed into commercial operation at the Orbital Location and is ready for Final Service to commence.

SES shall keep Customer reasonably apprised of the anticipated Commencement Date for the Final Service. If SES notifies Customer that the Commencement Date will not occur, or if the Commencement Date does not occur on or before [***] (the “Latest Anticipated Commencement Date”) or such later date as Customer may have been notified of by SES prior to the Latest Anticipated Commencement Date, then either Party may terminate this Service Order without further liability to the other upon providing the other Party with [***] notice.

Licensing and Coordination: [***]

Monthly Service Fee: In accordance with the tables below. Customer shall make each and every payment monthly in advance, on or before the last business day of the month preceding the month in which the Service is provided, and all such payments shall be made without offset, withholding or deduction of any kind.

Initial Service Schedule of Monthly Service Fees:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Final Service Schedule of Monthly Service Fees:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Deposit: [***].

E.	Other Applicable Terms and Conditions.

The services ordered pursuant to this Service Order are provided subject to the terms and conditions described in the MSA, including the appendices thereto.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Anand Chari	By:	/s/ Ronald E. Van der Breggen

Name:	Anand Chari	Name:	Ronald E. Van der Breggen

Title:	CTO	Title:	Vice President Customer Account Management

Date:	9/21/12	Date:	24 Sept 2012